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                                                               EXHIBIT 10(A)(2)


                 The Second Amendment and Restatement to 1982 Nonqualified Stock Option Plan of the Registrant, filed as Exhibit 4-2 to the Registrant's Registration Statement on Form S-8 (File No. 33-41036), effective June 4, 1991, is incorporated herein by reference.


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